[logo - American FundsSM]

The right choice for the long termSM

The Cash Management Trust of America
The U.S. Treasury Money Fund of America
The Tax-Exempt Money Fund of America

A fund for all seasons -- your money market fund as a component of your overall financial plan

[cover illustration: abstract of lake landscape]

Annual report for the year ended September 30, 2002

These money market funds are three of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Cash Management Trust of America(R) seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

The U.S. Treasury Money Fund of AmericaSM seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

The Tax-Exempt Money Fund of America SM seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

Contents

Letter to shareholders                                                         1
A fund for all seasons--
Your money market fund as a component of your overall financial plan           2
Shareholder resources                                                          4
The Cash Management Trust of America investment portfolio                      5
The U.S. Treasury Money Fund of America investment portfolio                  19
The Tax-Exempt Money Fund of America investment portfolio                     26
Trustees & officers                                                           36
The American Funds family                                             back cover

Seven-day annualized rates1, federal funds rate and the Consumer Price Index

For the months ended September 30, 1997-- September 30, 2002

[chart]
[begin mountain chart]
SEVEN-DAY ANNUALIZED RATES(1), FEDERAL FUNDS RATE AND THE CONSUMER PRICE INDEX For the months ended September 30, 1997 - September 30, 2002

           Federal        Tax-Exempt         Cash Management     U.S. Treasury      Consumer Price
           Funds Rate     Money Fund (2)     Trust of America    Money Fund         Index (inflation)
                                                                 of America (3)

Sep-97     5.50           5.07               5.07                4.45               2.15

Oct-97     5.50           5.02               5.03                4.62               2.08

Nov-97     5.50           5.07               4.91                4.66               1.83

Dec-97     5.50           5.21               5.36                4.70               1.70

Jan-98     5.50           4.79               5.03                4.39               1.57

Feb-98     5.50           4.50               4.95                4.43               1.44

Mar-98     5.50           4.76               5.03                4.57               1.37

Apr-98     5.50           4.98               4.84                4.35               1.44

May-98     5.50           4.64               5.05                4.48               1.69

Jun-98     5.50           4.77               5.09                4.38               1.68

Jul-98     5.50           4.72               4.97                4.43               1.68

Aug-98     5.50           4.56               4.94                4.38               1.62

Sep-98     5.25           4.69               4.99                4.35               1.49

Oct-98     5.00           4.15               4.74                3.81               1.49

Nov-98     4.75           4.04               4.49                3.72               1.55

Dec-98     4.75           4.27               4.73                3.89               1.61

Jan-99     4.75           3.62               4.47                3.80               1.67

Feb-99     4.75           3.62               4.34                3.83               1.61

Mar-99     4.75           3.73               4.23                3.83               1.73

Apr-99     4.75           4.12               4.26                3.75               2.28

May-99     4.75           4.15               4.34                3.82               2.09

Jun-99     5.00           4.23               4.35                3.79               1.96

Jul-99     5.00           4.10               4.57                4.00               2.14

Aug-99     5.25           4.30               4.75                4.24               2.26

Sep-99     5.25           4.72               4.61                4.32               2.63

Oct-99     5.25           4.66               4.95                4.11               2.56

Nov-99     5.50           4.92               5.00                4.49               2.62

Dec-99     5.50           5.57               5.32                4.47               2.68

Jan-00     5.50           4.41               5.37                4.58               2.74

Feb-00     5.75           4.41               5.20                4.48               3.22

Mar-00     6.00           4.76               5.46                5.08               3.76

Apr-00     6.00           5.67               5.48                5.07               3.07

May-00     6.50           5.77               5.65                5.05               3.19

Jun-00     6.50           6.16               6.06                5.20               3.73

Jul-00     6.50           5.72               5.99                5.21               3.66

Aug-00     6.50           5.88               6.04                5.60               3.41

Sep-00     6.50           6.24               6.06                5.64               3.45

Oct-00     6.50           5.80               6.11                5.44               3.45

Nov-00     6.50           6.19               5.97                5.36               3.45

Dec-00     6.50           6.01               5.94                5.12               3.39

Jan-01     5.50           4.82               5.39                5.15               3.73

Feb-01     5.50           4.22               5.01                4.71               3.53

Mar-01     5.00           4.74               4.67                4.37               2.92

Apr-01     4.50           4.97               4.24                3.65               3.27

May-01     4.00           4.54               3.67                3.42               3.62

Jun-01     3.75           4.10               3.28                3.17               3.25

Jul-01     3.75           3.65               3.19                2.89               2.72

Aug-01     3.50           3.34               3.09                2.96               2.72

Sep-01     3.00           3.06               2.71                2.59               2.65

Oct-01     2.50           2.70               1.98                2.05               2.13

Nov-01     2.00           2.33               1.65                1.60               1.90

Dec-01     1.75           1.94               1.33                1.25               1.55

Jan-02     1.75           1.43               1.17                1.13               1.14

Feb-02     1.75           1.40               1.14                1.10               1.14

Mar-02     1.75           1.32               1.17                1.14               1.48

Apr-02     1.75           1.78               1.25                1.16               1.64

May-02     1.75           1.81               1.26                1.12               1.18

Jun-02     1.75           1.53               1.13                1.09               1.07

Jul-02     1.75           1.37               1.16                1.06               1.46

Aug-02     1.75           1.32               1.15                1.13               1.80

Sep-02     1.75           1.55               1.15                1.10               1.51


[end mountain chart]


1 Equivalent to Securities and Exchange Commission yield.
2 Represents the fund's taxable equivalent yield calculated at the maximum effective 38.6% federal tax rate.
3 Because income paid by The U.S. Treasury Money Fund of America is exempt from state and local taxes in most states, the fund's taxable equivalent yield would be higher than the rates shown in the chart.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURNS WILL VARY, SO YOU MAY LOSE MONEY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income from The Tax-Exempt Money Fund of America may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income may be taxable.

FELLOW SHAREHOLDERS:

The 12 months ended September 30, 2002, was a difficult period for the U.S. economy and for stock markets generally. During this time, many investors sought the shelter of money market funds as economic weakness and corporate accounting irregularities pounded stock prices, particularly in the final months of the fiscal year. While a decline in short-term interest rates limited returns for The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, the funds provided protection from fluctuations in the equity market. By historical standards, inflation is low (1.51% for the period, as measured by the Consumer Price Index) but it exceeds the yield of each of the money market funds for the first time in seven years.

THE FUNDS' RESULTS

THE CASH MANAGEMENT TRUST OF AMERICA produced an income return of 1.35% with dividends reinvested for the fiscal year ended September 30, 2002.

THE U.S. TREASURY MONEY FUND OF AMERICA generated a 12-month income return of 1.29%, including reinvested dividends. Because all the fund's earnings are derived from investments in U.S. Treasury securities, the income paid by the fund is exempt from state and local taxes.

THE TAX-EXEMPT MONEY FUND OF AMERICA provided a federally tax-free income return of 1.05% with dividends reinvested. This return is equivalent to a return of 1.71% for investors in the 38.6% federal tax bracket. A portion of this return may also be exempt from state and local taxes.

THE YEAR IN PERSPECTIVE

At the onset of the funds' fiscal period, the terrorist attacks of September 11, 2001, had just dealt the already weakened U.S. economy a setback. In an attempt to stimulate growth, the Federal Reserve Board resumed the series of interest rate cuts it began earlier in the calendar year; throughout the course of 2001, the Board eased rates 11 times, reducing the key federal funds rate to 1.75%.

In November and December 2001, hopes of an economic turnaround prevailed, and by early 2002 the economy showed some signs of growth. However, in April 2002 the economy began to falter again as reports of corporate fraud and mismanagement came to light and investors became rattled once more. Equity markets further weakened in the last four months of the period, while interest rates dropped to lows not seen in 40 years.

SHELTER IN THE STORM

In past reports we have reminded shareholders that American Funds money market funds can play a valuable role in their investment portfolio because of the convenience and stability that the funds can provide. In light of the market turbulence of the past year, the benefits of a diversified portfolio that includes money market funds becomes abundantly clear. In an article that begins on page 2, we illustrate ways in which your money market funds can help you achieve your long-term financial goals. We hope you find this information useful.

On November 6, after the close of the fund's fiscal year, the Federal Reserve Board further reduced the federal funds rate by 50 basis points to 1.25%. Over the next few months, as the fund's portfolio securities mature and are replaced by instruments with lower rates, the funds' yields are likely to experience a decline of a similar magnitude.

Since September 2001, the number of shareholder accounts in all three funds has increased from 304,657 to 411,502. We take this opportunity to welcome our many new shareholders and to express our gratitude to our many long-time shareholders whose continued support makes them valuable members of our investment family.

Cordially,
/s/ Paul G. Haaga, Jr.                  /s/ Abner D. Goldstine
Paul G. Haaga, Jr.                      Abner D. Goldstine
Chairman of the Boards                  President

November 15, 2002

Your funds' seven-day yields as of September 30, 2002

The Cash Management Trust of America1                                     +1.15%
The U.S. Treasury Money Fund of America2                                  +1.10%
The Tax-Exempt Money Fund of America3                                     +0.95%
The Tax-Exempt Money Fund of America
     (taxable equivalent yield)3,4                                        +1.55%

1 Fund results for The Cash Management Trust of America (CMTA) were calculated for Class A shares. Results for other CMTA share classes can be found on page 18.
2 Fund results for The U.S. Treasury Money Fund of America were calculated for
  Class A shares. Results for Class R shares are not shown because of the brief time between their introduction on May 15, 2002 and the end of the reporting period.
3 Fund results for The Tax-Exempt Money Fund of America were calculated for
  Class A shares. Results for Class R-5 shares are not shown because of the brief time between their introduction on July 15, 2002 and the end of the reporting period.
4 Represents the fund's taxable equivalent yield calculated at the maximum effective 38.6% federal tax rate.

[Begin Sidebar]
A FUND FOR ALL SEASONS -- YOUR MONEY MARKET FUND AS A COMPONENT OF YOUR OVERALL FINANCIAL PLAN [End Sidebar]

Most mutual fund investors recognize the importance of a balanced portfolio. Because of the uncertainties that have been clouding our economic picture, many investors who did not previously own a money market fund have added one to their financial plan. In addition to helping cushion some of the volatility experienced in equity markets, cash equivalents in the form of a money market fund can be put to good use in all types of market conditions, when added to a portfolio of stock and bond funds.

Every well-balanced portfolio should include assets that can provide stability. Although they carry no guarantee, The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America are managed to sustain a net asset value of $1.00 per share. So while the value of stocks and bonds often fluctuate on a daily basis, assets in these cash funds remain relatively stable while earning income.

In addition to providing investors with a place to ride out market turmoil, money market funds can be used as easily accessed tools to help lay the foundation of a solid financial plan. Here are three key ways your cash funds can be used to help you meet your investment goals:

AS A CASH RESERVE

Virtually everyone needs to have money readily available for monthly bills, unexpected expenses or emergencies. Others need a temporary parking place for sums such as an inheritance or a bonus. Your American Funds money market fund can provide a holding place for these sums, allowing you to earn income on them in the process. Your money can be easily redeemed online, by mail and telephone, and through systematic withdrawals and free check-writing privileges.

When using your money fund as a cash reserve, you also have the added advantage of liquidity should other investment opportunities arise. With your reserve assets in a money market fund, you are in a position to pursue attractive financial alternatives whenever they occur.

AS A HOLDING PLACE FOR REGULARLY SCHEDULED INVESTMENTS

To avoid market volatility, you might consider using your money market fund to accumulate cash designated for periodic purchases of shares in American Funds stock and bond funds. With a dollar cost averaging plan, you invest a consistent amount at regular intervals, such as once a month or every quarter. A dollar cost averaging program allows you to gradually increase your exposure to stock and bond markets in a potentially volatile period. It also can provide the needed discipline to continue making investments during a difficult market. As the market rises and falls, you may be able to purchase shares in stock and bond funds at a lower average cost than you would if you bought all the shares at once. Also, the virtually impossible task of predicting the best day to buy shares becomes unnecessary. You purchase more shares when prices are down and fewer when they are up. Although this strategy will not ensure a profit or protect you from loss in a declining market, it can reduce the average cost of your portfolio over time by putting market fluctuations to work for you.

To participate in a dollar cost averaging program, you can mail checks to American Funds, or authorize us to automatically deduct a specific amount from your bank account at intervals of your choosing or simply transfer funds from your money market fund.

TO PRESERVE CAPITAL

A balanced portfolio often includes a position in cash, just as you might allocate your resources among stock or bond funds, real estate holdings or individual securities. After reviewing other parts of your investment portfolio, it may become evident that a cash position that outpaces the rate of inflation over the long term is a valuable asset. By placing a percentage of your assets in a money market fund you can preserve your capital while still earning a stream of income. This can be a sensible move in an unpredictable financial climate, which was certainly the case over the past 12-month period.

[illustration: abstract of lake landscape]

With planning, patience and commitment, The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America can be integral to helping you achieve your financial goals.

The chart below provides basic information on some of the American Funds money market funds services. For information on other resources that are available to American Funds shareholders, please see the following page.

AMERICAN FUNDS MONEY MARKET FUNDS SERVICES

FREE CHECK-WRITING

You can write checks for $250 or more against your Class A share accounts in The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America.

EASY INVESTING

Once you've set up an account, you can make additional investments of $50 or more:

o online at americanfunds.com and by phone once you enroll in American FundsLink (see page 4 for more information)

o  by mail

o  through an automatic dollar cost averaging program.

EXCHANGE PRIVILEGES

American Funds offers a full range of funds to suit your investing objectives. You may make exchanges among virtually all of these funds as your needs or goals change.* You can also automatically exchange shares in amounts of $50 or more through an automatic exchange plan or have dividends cross reinvested into another fund.

*In some cases, a sales charge may apply; contact your financial adviser for details.

EASY WITHDRAWING

You can withdraw money from your account at any time:

o online at americanfunds.com and by phone once you enroll in American FundsLink (see page 4 for more information)

o  by mail

o through an automatic withdrawal plan through which withdrawals and or dividend payments can be sent to you, your bank or someone of your choosing.

SHAREHOLDER RESOURCES

AMERICAN FUNDSLINK(R)

Our free American FundsLink service links your bank account to your American Funds account, making it easy to buy and sell fund shares online and by telephone.* FundsLink also lets you establish an automatic investment and withdrawal plan and deposit dividends and capital gains electronically.

To obtain a FundsLink brochure and authorization form, visit the "Downloadable Forms" section of "Your Portfolio" at americanfunds.com or call Shareholder Services at the number below.

BY TELEPHONE

AMERICAN FUNDSLINE(R)        800/325-3590

Use our 24-hour automated phone service to access account information and fund prices, and perform transactions. Fund prices and year-to-date returns are updated daily by 6 p.m. Eastern time.

SHAREHOLDER SERVICES       800/421-0180

Contact a Shareholder Service Representative to obtain account and fund information, perform transactions or request literature or additional information about American Funds services. Representatives are available Monday through Friday, 8 a.m. to 8 p.m. Eastern time.

OUTSIDE THE U.S. AND CANADA 714/671-7000

Contact an international operator to call Shareholder Services from outside the
 U.S. and Canada. Representatives are available Monday through Friday, 7:30 a.m. to 5 p.m. Pacific time.

ONLINE

AMERICANFUNDS.COM

Visit the American Funds website to access account and fund information, perform transactions or download a prospectus.

AMERICANFUNDSRETIREMENT.COM

The American Funds retirement planning center offers news articles, calculators and learning tools to help you make the most of your retirement investing strategy.

AMERICANLEGACY.COM

On the American Legacy website you can access your account, results and statements, and learn about Legacy's benefits and management.

*Some services may not apply to certain types of retirement accounts. Please call Shareholder Services at 800/421-0180 for further information.

American Funds service center regional addresses

(Investors living outside the U.S. should use the Santa Ana, California address.)

[map of the United States]

For CollegeAmerica accounts:
P.O. Box 25029, Santa Ana, CA 92799-5029
P.O. Box 659419, San Antonio, TX 78265-9419
P.O. Box 6273, Indianapolis, IN 46206-6273
P.O. Box 2713, Norfolk, VA 23501-2713

For all other accounts:
P.O. Box 25065, Santa Ana, CA 92799-5065
P.O. Box 659522, San Antonio, TX 78265-9522
P.O. Box 6007, Indianapolis, IN 46206-6007
P.O. Box 2280, Norfolk, VA 23501-2280

Please obtain the applicable prospectuses from your financial adviser or on americanfunds.com and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.


The Tax-Exempt Money Fund of America
Investment portfolio, September 30, 2002


                                                                                                 Principal         Market
                                                                                 Yield at           amount          value
                                                                              acquisition             (000)          (000)

Arizona  -  4.27%
Salt River Project Agricultural Improvement and Power Dist.,
Promissory Notes, TECP:
Series A:
1.25% 10/7/02                                                                       1.25%      $     3,200    $     3,200
1.25% 10/17/02                                                                       1.25            2,000          2,000
1.25% 10/18/02                                                                       1.25            2,000          2,000
Series B:
1.25% 10/3/02                                                                        1.25            2,500          2,500
1.25% 10/22/02                                                                       1.25            4,300          4,300
1.35% 11/4/02                                                                        1.35            1,000          1,000


Colorado  -  3.01%
General Fund Tax and Rev. Anticipation Notes, Series 2002A, 3.00% 6/27/03            1.52            5,500          5,563
Regional Transportation Dist., Subordinate Lien Sales Tax Rev. Note,
Series 2001A, 1.30% 11/6/02                                                          1.30            5,000          5,000


Delaware  -  0.57%
Econ. Dev. Auth., Industrial Dev. Rev. Bonds (Clean Power Project),
Series 1997, AMT 1.85% 8/1/29 (1)                                                    1.85            2,000          2,000


District of Columbia  -  2.84%
Rev. Bonds (National Academy of Sciences Project), Series 1999B, AMBAC insured, TECP:
1.30% 10/10/02                                                                       1.30            2,000          2,000
1.30% 10/15/02                                                                       1.30            2,500          2,500
1.45% 10/29/02                                                                       1.45            2,000          2,000
1.50% 10/30/02                                                                       1.50            3,500          3,500


Florida  -  6.71%
Municipal Power Agcy., Initial Pooled Loan Project, Series 1995A, TECP, 1.30%
11/5/02                                                                              1.30            3,600          3,600
City of Orlando, Special Assessment Rev. Bonds (Republic Drive Interchange
Project), Series 1997A, 1.65% 10/1/21 (1)                                            1.65       1,000          1,000
Pinellas County Educational Facs. Auth., Ref. Program Rev. Bonds, (Pooled Independent
Higher Education Institutions Loan Program), Series 1985, ACES, TECP:
1.25% 10/7/02                                                                        1.25            2,300          2,300
1.30% 10/16/02                                                                       1.30            2,800          2,800
1.25% 10/23/02                                                                       1.25            2,200          2,200
1.25% 10/28/02                                                                       1.25            3,500          3,500
1.30% 11/6/02                                                                        1.30            1,700          1,700
Sunshine State Governmental Fncg. Commission (Government Fncg. Program),
Series C, AMBAC/FGIC insured, TECP:
1.25% 10/3/02                                                                        1.25            1,500          1,500
1.25% 10/4/02                                                                        1.25            2,000          2,000
AMT, 1.55% 11/15/02                                                                  1.55            3,000          3,000


Georgia  -  3.05%
G.O. Ref. Bonds, Series 1993E, 5.50% 7/1/03                                          1.59            3,500          3,605
Municipal Electric Auth., Variable Rate Subordinated Bonds, Series 1985B,
TECP, 1.30% 10/11/02                                                                 1.30            7,100          7,100


Hawaii  -  2.11%
G.O. Bonds Anticipation Notes, Series 2001, TECP:
1.25% 10/7/02                                                                        1.25            2,500          2,500
1.30% 11/4/02                                                                        1.30            4,900          4,900


Idaho  -  0.72%
Tax Anticipation Notes, Series 2002, 3.00% 6/30/03                                   1.73            2,500          2,529


Illinois  -  1.29%
G.O. Bonds, Illinois FIRST, Series May 2001, 5.00% 5/1/03                            1.50            2,000          2,041
Dev. Fin. Auth., Residential Rental Rev. Bonds (F.C. Harris Pavilion Project),
Series 1994, AMT, 1.70% 4/1/24 (1)                                                   1.70            2,500          2,500


Indiana  -  2.03%
Health Fac. Fncg. Auth., Variable Rate Demand Rev. Bonds (Community Mental Health and1.70            3,145          3,145
Rehabilitation Facs. Designated Pool Program), Series 1990, 1.70% 11/1/20 (1)
County of Gibson, Pollution Control Rev. Bonds (Toyota Motor Manufacturing
Project), AMT: (1)
Series 2000A, 1.75% 1/1/30                                                           1.75            2,000          2,000
Series 2001B, 1.75% 9/1/31                                                           1.75            2,000          2,000


Maryland  -  6.58%
Health and Higher Educational Facs. Auth.:
The John Hopkins Hospital, Series A, TECP:
1.25% 10/2/02                                                                        1.25            1,500          1,500
1.35% 11/5/02                                                                        1.35            4,957          4,957
1.35% 11/7/02                                                                        1.35            2,000          2,000
Pooled Loan Program Rev. Bonds, Series 1994D, 1.65% 1/1/29 (1)                       1.65            1,140          1,140
Baltimore County:
Consolidated Public Improvement Bonds, Anticipation Notes,
Series 1995, TECP, 1.30% 11/7/02                                                     1.30            3,700          3,700
Rev. Bonds (Oak Crest Village, Inc. Project), Series 1999A, 1.65% 1/1/29 (1)         1.65            1,825          1,825
Howard County, Consolidated Public Improvement Bonds, Anticipation Notes,
Series 2002C, TECP, 1.30% 10/3/02                                                    1.30            3,000          3,000
Montgomery County, Consolidated Commercial Paper Bond Anticipation Notes, Series 2002, TECP:
1.25% 10/1/02                                                                        1.25            2,500          2,500
1.25% 10/4/02                                                                        1.25            2,500          2,500


Massachusetts  -  4.69%
The Commonwealth of Massachusetts, G.O. Ref. Bonds:
Series 1998A, 1.65% 9/1/16 (1)                                                       1.65            8,500          8,500
Series 2002B, TECP, 1.45% 11/20/02                                                   1.45            1,000          1,000
Series 2002G, TECP, 1.50% 10/24/02                                                   1.50            2,000          2,000
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
Variable Rate Demand Obligations, Series 2000, 1.60% 3/1/30 (1)                      1.60            5,000          5,000


Michigan  -  0.71%
City of Detroit, Michigan, Sewage Disposal System Rev. Ref. Bonds, Series 1998A,
MBIA insured, 1.65% 7/1/23 (1)                                                       1.65            2,495          2,495



Minnesota  -  1.25%
City of Rochester, Health Care Facs. Rev. Bonds (Mayo Foundation/Mayo Medical Center),
 Adjustable Tender, TECP:
Series 2000C, 1.30% 11/12/02                                                         1.30            2,000          2,000
Series 2001C, 1.30% 11/18/02                                                         1.30            2,400          2,400


Missouri  -  1.56%
City of Columbia, Water and Electric System Rev. Bonds, Series 1985B,
1.70% 12/1/15 (1)                                                                    1.70            1,450          1,450
The Curators of the University of Missouri, Capital Projects Notes,
Series FY 2002-2003, 3.00% 6/30/03                                                   1.71            4,000          4,045


Nevada  -  6.01%
Clark County, Highway Rev. Bonds (Motor Vehicle Fuel Tax), TECP:
Series 2001A, 1.35% 11/14/02                                                         1.35            2,000          2,000
Series 2001B, 1.35% 11/19/02                                                         1.35            4,925          4,925
Las Vegas Valley Water Dist., G.O. (Limited Tax) Water, TECP:
Series 1998:
1.30% 10/15/02                                                                       1.30            5,000          5,000
1.30% 11/7/02                                                                        1.30            5,000          5,000
Series 1998A:
1.25% 10/1/02                                                                        1.25            2,200          2,200
1.35% 11/8/02                                                                        1.35            2,000          2,000


New Mexico  -  0.72%
Tax and Anticipation Notes, Series 2002, 3.00% 6/30/03                               1.56            2,500          2,529


New York  -  3.70%
Metropolitan Transportation Rev. Bond Anticipation Notes, Series 1A, TECP:
1.30% 10/8/02                                                                        1.30            4,000          4,000
1.25% 10/11/02                                                                       1.25            4,000          4,000
1.35% 11/18/02                                                                       1.35            5,000          5,000


North Carolina  -  0.97%
Educational Facs. Fin. Agcy.: (1)
Rev. Bonds (The Bowman Gray School of Medicine Project), Series 1990, 1.55% 9/1/20   1.55            1,000          1,000
Greensboro College, Series 1997, 1.70% 9/1/27                                        1.70            2,400          2,400


Ohio  -  1.42%
Ohio State University, General Receipts Notes, Series 2001D, TECP:
1.30% 10/8/02                                                                        1.30            2,500          2,500
1.30% 10/10/02                                                                       1.30            2,500          2,500


Oklahoma  -  0.80%
Tulsa Industrial Auth., Hospital Rev. Bonds (Tulsa Regional Medical Center),
Series 1992, 7.20% 6/1/17 (preref. 6/1/03)                                           1.62            2,675          2,830


Pennsylvania  -  1.62%
Econ. Dev. Fin. Auth., Exempt Facs. Rev. Bonds (Reliant Energy Seward,
LLC Project), Series 2001A, AMT, 1.80% 12/1/36 (1)                                   1.80            4,000          4,000
Delaware County Industrial Dev. Auth., Kimberly-Clark Corp., Variable
Rate Demand Solid                                                                    1.65            1,695          1,695
 Waste Rev. Bonds (Scott Paper Co. Project), Series 1984E, 1.65% 12/1/18 (1)


South Carolina  -  1.31%
Public Service Auth. (Santee Cooper Hydroelectric Project), TECP:
Series 1993, 1.30% 10/17/02                                                          1.30            3,600          3,600
Series 1998, 1.45% 10/8/02                                                           1.45            1,000          1,000


Texas  -  23.00%
Tax and Rev. Anticipation Notes, 2.75% 8/29/03                                       1.44            2,900          2,933
Texas Public Fin. Auth., Series 1996B, TECP:
1.35% 11/5/02                                                                        1.35            2,800          2,800
1.30% 11/8/02                                                                        1.30            5,100          5,100
Brazos Higher Education Auth., Inc., Student Loan Rev. Bonds, Series 1993B-1,
AMT, 1.75% 6/1/23 (1)                                                                1.75            1,000          1,000
Harris County G.O. Notes, TECP:
Series A, 1.27% 11/13/02                                                             1.27            3,300          3,300
Series A1, 1.40% 11/06/02                                                            1.40            2,465          2,465
Series B, 1.40% 10/2/02                                                              1.40            4,585          4,585
Series C:
1.30% 10/7/02                                                                        1.30            1,200          1,200
1.25% 10/21/02                                                                       1.25            1,860          1,860
City of Houston, G.O. Commercial Paper Notes, TECP:
Series A, 1.30% 11/12/02                                                             1.30            3,000          3,000
Series B:
1.30% 11/6/02                                                                        1.30            2,000          2,000
1.30% 11/7/02                                                                        1.30            1,000          1,000
Series C, 1.30% 11/13/02                                                             1.30            3,000          3,000
City of Midlotian Industrial Dev. Corp., Variable Rate Demand Pollution
Control Rev. Bonds (Box-Crow Cement Company Project), 1.70% 12/1/09 (1)              1.70            1,900          1,900
City of San Antonio, TECP:
G.O. Bonds:
1.25% 10/1/02                                                                        1.25            3,000          3,000
1.30% 10/15/02                                                                       1.30            2,000          2,000
1.30% 10/16/02                                                                       1.30            2,000          2,000
1.30% 10/23/02                                                                       1.30            1,000          1,000
1.30% 11/4/02                                                                        1.30            2,000          2,000
1.30% 11/5/02                                                                        1.30            1,500          1,500
Sales Tax Rev. Notes, TECP, 1.30% 10/16/02                                           1.30            4,200          4,200
Water System Commercial Paper Notes, Series 2001A:
1.25% 10/3/02                                                                        1.25            1,000          1,000
1.25% 10/17/02                                                                       1.25            4,600          4,600
1.25% 10/18/02                                                                       1.25            1,300          1,300
1.25% 10/21/02                                                                       1.25            4,000          4,000
1.35% 11/12/02                                                                       1.35            1,900          1,900
South Texas Higher Education Auth., Inc., Student Loan Rev. Bonds,
Series 1997, MBIA insured, AMT: (1)
1.75% 12/1/27                                                                        1.75            6,200          6,200
1.75% 12/1/29                                                                        1.75            8,000          8,000
University of Texas, System Board of Regents, Rev. Fncg. System,
Series 1998A, TECP, 1.25% 10/9/02                                                    1.25            2,000          2,000


Utah  -  3.21%
Intermountain Power Agcy., Power Supply Rev. Bonds, AMBAC insured, TECP:
Series 1985F:
1.25% 10/8/02                                                                         1.25            3,200          3,200
1.25% 10/9/02                                                                         1.25            4,000          4,000
1.25% 10/10/02                                                                        1.25            3,000          3,000
1.35% 11/6/02                                                                         1.35            1,100          1,100


Virginia  -  3.94%
Metropolitan Washington Airports Auth., Passenger Fac. Notes,
Series 1999A, TECP, AMT, 1.55% 10/24/02                                               1.55            3,000          3,000
Peninsula Ports Auth., Coal Terminal Rev. Ref. Bonds (Dominion
Terminal Associates Project), Series 1987A, TECP:
1.40% 10/2/02                                                                         1.40            3,835          3,835
1.40% 11/12/02                                                                        1.40            3,000          3,000
1.35% 11/13/02                                                                        1.35            2,000          2,000
1.40% 11/13/02                                                                        1.40            2,000          2,000


Washington  -  4.60%
Industrial Dev. Corp. of the Port of Anacortes, Variable Rate Ref. Rev.
Bonds (Texaco Project), Series 1985, TECP, 1.30% 11/4/02                              1.30            2,000          2,000
Port of Seattle, Subordinate Lien Rev. Bonds, TECP:
Series 1997A, 1.30% 11/1/02                                                           1.30            1,375          1,375
Series 1999A, 1.30% 11/1/02                                                           1.30            4,270          4,270
Series 2001B-1, AMT:
1.30% 10/9/02                                                                         1.30            1,800          1,800
1.30% 10/9/02                                                                         1.30            3,500          3,500
1.35% 11/1/02                                                                         1.35            1,900          1,900
1.35% 11/4/02                                                                         1.35            1,320          1,320


West Virginia  -  1.82%
The County Commission of Marion County, Solid Waste Disposal, AMT, 1.80% 10/01/17 (1) 1.80            1,400          1,400
The County Commission of Putman County, Solid Waste Disposal Revenue Bonds (Toyota
Motor                                                                                 1.75            5,000          5,000
 Manufacturing Project), Series 2000A, AMT, 1.75% 4/1/30 (1)


Wisconsin  -  4.13%
G.O. Bonds:
Ref. Bonds, Series 1992, 6.00% 5/1/03                                                 1.51            1,000          1,026
Series 1997A, TECP, 1.35% 11/12/02                                                    1.35            3,600          3,600
Series 1998A, TECP:
1.25% 10/2/02                                                                         1.25            1,174          1,174
1.25% 10/4/02                                                                         1.25            3,900          3,900
1.35% 11/1/02                                                                         1.35            3,000          3,000
Health and Educational Facs. Auth. Rev. Bonds (Alexian Village of Milwaukee Inc.),
Series 1998A, TECP, 1.25% 10/28/02                                                    1.25            1,800          1,800


Wyoming  -  0.77%
Sweetwater County, Pollution Control Rev. Ref. Bonds (Pacific Corp. Projects),
Series 1988A, TECP, 1.25% 10/10/02                                                    1.25            2,700          2,700



Total investment securities (cost: $349,399,000)                                                                   349,417



Excess of cash and receivables over payables                                                                         2,065

Net assets                                                                                                        $351,482



(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

AMT = Alternative Minimum Tax
TECP = Tax-Exempt Commercial Paper
Agcy. = Agency
Auth. = Authority
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Ref. = Refunding
Rev. = Revenue

See Notes to Financial Statements



The Tax-Exempt Money Fund of America
Financial statements
(dollars and shares in thousands, except per-share amounts)
Statement of assets and liabilities
at September 30, 2002

Assets:
Investment securities at market (cost: $349,399)                                                $349,417
Cash                                                                                               1,143
Receivables for:
Sales of fund's shares                                                $1,641
Interest                                                                 724                       2,365
                                                                                                 352,925
Liabilities:
Payables for:
Repurchases of fund's shares                                           1,283
Dividends on fund's shares                                                11
Investment advisory services                                             110
Services provided by affiliates                                           31
Deferred Trustees' compensation                                            7
Other fees and expenses                                                    1                       1,443
Net assets at September 30, 2002                                                                $351,482

Net assets consist of:
Capital paid in on shares of beneficial interest                                                $351,559
Distributions in excess of net investment income                                                     (95)
Net unrealized appreciation                                                                           18
Net assets at September 30, 2002                                                                $351,482

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                       Net assets          Shares outstanding   Net asset value per share

Class A                                  $341,694                     341,768                       $1.00
Class R-5                                   9,788                       9,791                        1.00


See Notes to Financial Statements


(dollars in thousands)
Statement of operations
for the year ended September 30, 2002

Investment income:
Income:
Interest                                                                                         $5,265

Fees and expenses:
Investment advisory services                                                    $1,276
Distribution services                                                              130
Transfer agent services                                                            138
Administrative services                                                              2
Reports to shareholders                                                             12
Registration statement and prospectus                                               91
Postage, stationery and supplies                                                    57
Trustees' compensation                                                              18
Auditing and legal                                                                  40
Custodian                                                                           23
State and local taxes                                                                5
Other                                                                                2            1,794
Net investment income                                                                             3,471

Net unrealized depreciation on investments                                                          (51)

Net increase in net assets resulting from operations                                             $3,420




(dollars in thousands)


Statement of changes in net assets

                                                                     Year ended September 30
                                                                                        2002            2001
Operations:
Net investment income                                                                 $3,471          $8,739
Net unrealized (depreciation)
appreciation on investments                                                              (51)             94
Net increase in net assets
resulting from operations                                                              3,420           8,833

Dividends paid to shareholders from net investment income                             (3,474)         (8,760)

Capital share transactions                                                            32,792          43,169

Total increase in net assets                                                          32,738          43,242

Net assets:
Beginning of year                                                                    318,744         275,502
End of year                                                                         $351,482        $318,744



See Notes to Financial Statements


Notes to financial statements



1. Organization and significant accounting policies

Organization - The Tax-Exempt Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

The fund offers two share classes consisting of one retail share class (Class A) and one retirement plan share class (Class R-5). Both share classes are sold without any sales charges and do not carry any conversion rights.

Holders of both share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Net asset value - The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method which permits the fund to maintain a constant net asset value of $1.00 per share.

         Security valuation - Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and unrealized gains and losses are allocated daily between the two share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends to shareholders -Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2002, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund. As of September 30, 2002, the cost of investment securities for federal income tax purposes was $349,399,000.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

 (dollars in thousands)
Undistributed net investment income
                                                          $21
Short-term loss deferrals (expiring 2004 through 2010)
                                                        (100)
Gross unrealized appreciation on investment securities
                                                           20
Gross unrealized depreciation on investment securities
                                                          (2)


The tax character of distributions paid from ordinary income was as follows (dollars in thousands):

              Year ended September 30, 2002   Year ended September 30, 2001
Class A                             $ 3,461                         $ 8,760
Class R-5(1)                             13                               -
Total                               $ 3,474                         $ 8,760

(1) Class R-5 shares were offered beginning July 15, 2002.


3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $200 million of daily net assets and decreasing to 0.290% on such assets in excess of $1.2 billion. For the year ended September 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.382% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted a plan of distribution for Class A. Under the plan, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plan provides for annual expenses, based on a percentage of average daily net assets, of up to 0.15%. The fund may use a portion of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A shares. Under this agreement, this share class compensates AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to Class R-5 from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for Class R-5. This class pays CRMC annual fees of 0.10% based on its average daily net assets. This class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

 4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Year ended September 30, 2002
Share class                      Sales(1)             Reinvestments of dividends  Repurchases(1)               Net increase
                                  Amount       Shares           Amount    Shares         Amount       Shares      Amount      Shares

Class A                        $ 456,264      456,264          $ 3,284     3,284     $ (436,547)    (436,547)   $ 23,001      23,001
Class R-5(2)                      17,733       17,733               12        12         (7,954)      (7,954)      9,791       9,791
Total net increase
   (decrease) in fund          $ 473,997      473,997          $ 3,296     3,296     $ (444,501)    (444,501)   $ 32,792      32,792

Year ended September 30, 2001
Class A                        $ 505,304      505,304          $ 8,085     8,085     $ (470,220)    (470,220)   $ 43,169      43,169

(1) Includes exchanges between share classes of the fund.
(2) Class R-5 shares were offered beginning July 15, 2002.

5. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, including maturities, of $2,009,020,000 and $1,983,113,000, respectively, during the year ended September 30, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2002, the custodian fee of $23,000 includes $13,000 that was offset by this reduction, rather than paid in cash.









Financial Highlights (1)



                                    Net asset                                                                  Ratio of     Ratio of
                                       value,          Net Dividends from   Net asset            Net assets,   expenses   net income
                                    beginning   investment  net invesment  value, end   Total  end of period to average   to average
                                    of period   income  (2)        income   of period  return   (in millions)net assets   net assets

Class A:
Year ended 9/30/2002                    $1.00        $.010         $(.010)      $1.00   1.05%           $341       .54%        1.04%
Year ended 9/30/2001                     1.00         .029          (.029)       1.00    2.92            319        .52         2.86
Year ended 9/30/2000                     1.00         .032          (.032)       1.00    3.29            276        .64         3.23
Year ended 9/30/1999                     1.00         .025          (.025)       1.00    2.51            255        .65(3)      2.33
Year ended 9/30/1998                     1.00         .029          (.029)       1.00    2.96            198        .65(3)      2.94
Class R-5:
Period from 7/15/2002 to 9/30/2002       1.00         .002          (.002)       1.00     .17             10        .12          .17



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Had CRMC not waived investment advisory services fees, the fund expense ratio would have been .68% and .71% for the fiscal years ended 1999 and 1998, respectively.

Report of Independent Accountants

To the Board of  Trustees  and  Shareholders  of The  Tax-Exempt  Money  Fund of
America:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Money Fund of America (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
October 31, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, all of the dividends paid from net investment income qualify as exempt-interest dividends.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




Other share class results (unaudited)

Class B, Class C, Class F, Class 529 and Class R

Returns for periods ended September 30, 2002:

                                                                                       1 year         Life of class
Class B shares
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase                                  -4.47%            +1.22%1
Not reflecting CDSC                                                                   +0.53%            +2.75%1

Class C shares
Reflecting CDSC, maximum of 1%, payable
     only if shares are sold within one year of purchase                              -0.60%            +1.17%2
Not reflecting CDSC                                                                   +0.40%            +1.17%2

Class F shares
Not reflecting annual asset-based fee
     charged by sponsoring firm                                                       +1.13%            +1.88%3

Class 529 and Class R shares
Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1Average annual compound return from March 15, 2000, when Class B shares were first sold. 2Average annual compound return from March 16, 2001, when Class C shares were first sold. 3Average annual compound return from March 26, 2001, when Class F shares were first sold.

Board of Trustees

"Non-interested" Trustees

                                        Year first elected a
Name and age                            Trustee of the fund1      Principal occupation(s) during past five years

Ambassador                                                        Corporate director and author; former U.S.
Richard G. Capen, Jr., 68                       1999              Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.;
                                                                  former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 69                       1976              Private investor; former President and CEO, The Mission Group
                                                                  (non-utility holding company, subsidiary of Southern California
                                                                  Edison Company)

Diane C. Creel, 54                              1994              President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 67                               1989              Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           1994              President, Fuller Consulting (financial management
                                                                  consulting firm)

Richard G. Newman, 68                           1991              Chairman of the Board and CEO, AECOM Technology Corporation
                                                                  (engineering, consulting and professional services)

Frank M. Sanchez, 59                            1999              Principal, The Sanchez Family Corporation dba McDonald's
                                                                  Restaurants (McDonald's licensee)

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
                                           Trustee serves     Other directorships3 held by Trustee

Ambassador
Richard G. Capen, Jr., 68                        14           Carnival Corporation

H. Frederick Christie, 69                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Diane C. Creel, 54                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 67                                16           None

Leonard R. Fuller, 56                            14           None

Richard G. Newman, 68                            13           Southwest Water Company

Frank M. Sanchez, 59                             12           None


"Interested" Trustees4
                                             Year first
                                              elected a
                                             Trustee or       Principal occupation(s) during past five years
Name, age and                                  officer        and positions held with affiliated entities or
position with fund                          of the fund1      the principal underwriter of the fund

Paul G. Haaga, Jr., 53                        CMTA 1985       Executive Vice President and Director, Capital
Chairman of the Boards                        CTEX 1992       Research and Management Company; Director,
                                              CTRS 1990       American Funds Distributors, Inc.5

Abner D. Goldstine, 72                        CMTA 1976       Senior Vice President and Director, Capital Research
President                                     CTEX 1989       and Management Company
                                              CTRS 1991

Don R. Conlan, 66                               1996          President (retired), The Capital Group Companies, Inc.5

                                          Number of boards
                                           within the fund
                                         complex2 on which
                                           Trustee serves       Other directorships3 held by Trustee

Paul G. Haaga, Jr., 53                           17             None


Abner D. Goldstine, 72                           12             None


Don R. Conlan, 66                                 7             None

CMTA      =   The Cash Management Trust of America
CTRS      =   The U.S. Treasury Money Fund of America
CTEX      =   The Tax-Exempt Money Fund of America

The Statement of Additional Information includes additional information about fund Trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention: Fund Secretary.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5  Company affiliated with Capital Research and Management Company.


Other officers

                                             Year first
                                             elected an       Principal occupation(s) during past five years
Name, age and                                officer of       and postions held with affiliated entities or the
position with fund                           the fund1        principal underwriter of the fund

Neil L. Langberg, 49                            1989          Vice President-- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company
CTEX only

Teresa S. Cook, 50                              1991          Senior Vice President-- Investment Management
Vice President                                                Group, Capital Research and Management Company
CMTA and CTRS only

Michael J. Downer, 47                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.;5
                                                              Director, Capital Bank and Trust Company5

Karen F. Hall, 37                               1999          Vice President-- Investment Management Group,
Assistant Vice President                                      Capital Research and Management Company
CMTA and CTRS only

Julie F. Williams, 54                         CMTA 1982       Vice President-- Fund Business Management
Secretary                                     CTEX 1989       Group, Capital Research and Management Company
                                              CTRS 1991

Susi M. Silverman, 32                           2000          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 38                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Anthony W. Hynes, Jr., 39                       1993          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823


TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Most American Funds offer several share classes, each with its own sales charge and expense structure allowing you to choose the one that best meets your financial needs. The three American Funds money market funds each offer Class A shares at no sales charge.

The Cash Management Trust of America (CMTA) is the only American Funds money market fund that offers Class B, Class C and Class F shares. CMTA Class B, C and F shares may be acquired only by exchanging from other American Funds within the same share class (i.e., they may not be purchased directly) and do not offer check-writing privileges. American Funds Class B, C and F shares are subject to additional annual expenses and fees, including, in the case of B and C shares, higher 12b-1 fees and contingent deferred sales charges if Class B shares are redeemed within six years of purchase and Class C shares are redeemed within one year of purchase. Class B, C and F shares are not available to certain employer-sponsored retirement plans. See the CMTA prospectus for further details.

FOR A PROSPECTUS OR INFORMATION ABOUT THIS FUND OR ANY OF THE AMERICAN FUNDS IN YOUR RETIREMENT ACCOUNT, PLEASE CONTACT YOUR EMPLOYER OR THE PLAN'S FINANCIAL ADVISER. YOU MAY ALSO VISIT AMERICANFUNDSRETIREMENT.COM (OUR RETIREMENT PLANNING WEBSITE) OR THE URL ON YOUR STATEMENT. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

This report is for the information of shareholders of The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MMF-011-1102
Litho in USA AGD/CG/5944

Printed on recycled paper